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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 6, 2005

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Delaware                       1-13970                35-1848094
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 6, 2005, John R. Hesse, Craig R. Stokely and John D. Swift were elected to the Board of Directors of Chromcraft Revington, Inc. (the "Company").

         On December 6, 2005, Stephen D. Healy resigned from the Company's Board of Directors. Mr. Healy did not resign because of a disagreement with the Company. Mr. Healy will continue to serve as the President of Cochrane Furniture Company, Inc., a subsidiary of the Company.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL
           YEAR.

         The Board of Directors of the Company amended Section 2 of Article III of the Company's By-Laws effective as of December 6, 2005. Prior to this amendment, the By-Laws provided for a Board of Directors comprised of seven directors. The amendment increased the size of the Board of Directors to eight directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           3.2   By-Laws of the Company, as amended effective as of December 6,
                 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 12, 2005

                                        CHROMCRAFT REVINGTON, INC.

                                        By: /s/ Frank T. Kane
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                                            Frank T. Kane
                                            Vice President - Finance and
                                            Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit
Number       Description
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3.2          By-Laws of the Company, as amended effective as of December 6 2005




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